Exhibit 99.1

Magenta Therapeutics and Dianthus Therapeutics Announce Merger Agreement

Merger to create Nasdaq-listed, clinical-stage biotechnology company focused on advancing Dianthus’

portfolio of next-generation antibody complement therapeutics

Combined company is expected to have approximately $180 million of cash or cash equivalents at close,

including approximately $70 million from a concurrent private financing by Dianthus’ new and existing investors, which is expected to provide funding into mid-2026

Cash expected to fund lead program DNTH103 through multiple clinical data catalysts including Phase 1 in healthy volunteers, and Phase 2 trials in generalized Myasthenia Gravis and other indications

Companies will host a joint webcast today, May 3, 2023 at 8:30 a.m. ET

CAMBRIDGE, Mass., May 3, 2023 – Magenta Therapeutics, Inc. (Nasdaq: MGTA) (“Magenta”) and Dianthus Therapeutics, Inc. (“Dianthus”), a privately-held, clinical-stage biotechnology company dedicated to advancing the next generation of antibody complement therapeutics, announced today that they have entered into a definitive merger agreement to combine the companies in an all-stock transaction. The combined company will focus on advancing Dianthus’ pipeline of next-generation complement inhibitors, including DNTH103 currently in a Phase 1 clinical trial. Upon completion of the merger, the combined company is expected to operate under the name Dianthus Therapeutics, Inc. and trade on the Nasdaq under the ticker symbol “DNTH”.

In support of the merger, Dianthus has secured commitments for a $70 million private investment in its common stock and pre-funded warrants from a syndicate of healthcare investors led by Fidelity Management & Research Company, Catalio Capital Management, 5AM Ventures, Avidity Partners, Wedbush Healthcare Partners and founding investors Fairmount, Tellus BioVentures and Venrock Healthcare Capital Partners, that is expected to close immediately prior to completion of the merger. With the cash expected from both companies at closing and the proceeds of the concurrent private financing, the combined company is expected to have approximately $180 million of cash or cash equivalents immediately post-closing. The cash resources are intended to be used to advance Dianthus’ pipeline through multiple clinical data catalysts and is expected to fund operations into mid-2026. The merger and related financing are expected to close in the third quarter of 2023.

“I’m delighted to announce this planned merger with Magenta, which comes at a pivotal moment in the evolution of our company as we advance our pipeline of next-generation complement therapeutics for people living with severe autoimmune diseases,” said Marino Garcia, President and Chief Executive Officer of Dianthus Therapeutics. “Gaining access to the public capital markets can enhance our financial strength and fuel our growth strategy, enabling us to unlock the full potential of our pipeline, including our plans to address multiple autoimmune disorders with our clinical-stage active C1s inhibitor, DNTH103.”

“After a thorough exploration of our strategic alternatives, management and our Board of Directors believe the transaction with Dianthus Therapeutics will culminate in a successful outcome for our stockholders,” said Steve Mahoney, President, Chief Financial and Operating Officer of Magenta. “Dianthus has made rapid progress in developing and advancing DNTH103 into the clinic where it has the potential to be a transformative classical pathway inhibitor for severe autoimmune diseases. We are extremely grateful to our current and former employees who contributed to Magenta’s efforts to develop its programs and we now look forward to the combined company’s advancement on opportunities for value creation for patients.”

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Magenta previously announced a comprehensive review of strategic alternatives in February 2023 and has since completed winding down a majority of its activities and costs associated with its research and development initiatives, including the termination of its lease and the sale of key assets.

About DNTH103

DNTH103 is an investigational long-acting classical complement pathway inhibitor designed as a less frequent and convenient subcutaneous injection with the potential to treat people living with severe autoimmune diseases. DNTH103, a fully human monoclonal antibody, is designed to selectively target only the active form of the C1s complement protein, inhibiting only the classical complement pathway, with the aim of treating patients with a lower dosing volume as a convenient subcutaneous injection suitable for a self-administered pre-filled pen. Inhibiting the active form of the complement target seeks to address a critical treatment gap in current complement therapies that do not bind selectively to the active protein, wasting a significant amount of the drug on inert proteins. DNTH103 selective inhibition of the classical pathway is engineered to preserve important immune activity of the lectin and alternative complement pathways needed to protect the body against infections from encapsulated bacteria. DNTH103 is also enhanced with YTE half-life extension technology to further reduce dosing frequency.

DNTH103 has a steady cadence of clinical milestones including top-line Phase 1 data aiming to confirm potent classical pathway inhibition and favorable, extended pharmacokinetics expected by the end of 2023, initiation of a Phase 2 trial in generalized Myasthenia Gravis expected in the first quarter of 2024 followed by two additional planned Phase 2 trial initiations in other neuro indications, and planned initiation of an open label proof of efficacy trial in Cold Agglutinin Disease with patient data anticipated in the second half of 2024.

About the Proposed Transaction, Management and Organization

Pre-merger Dianthus stockholders (including Dianthus stockholders issued shares of Dianthus common stock and pre-funded warrants in the concurrent private financing) are expected to own approximately 78.7% of the combined company and pre-merger Magenta stockholders are expected to own approximately 21.3% of the combined company. The percentage of the combined company that Magenta’s stockholders will own as of the close of the transaction is subject to adjustment based on the amount of Magenta’s net cash at the closing date. Immediately prior to the closing of the proposed merger, Magenta stockholders will be issued contingent value rights representing the right to receive certain payments from proceeds received by the combined company, if any, related to pre-transaction legacy assets.

Following the merger, the combined company will be led by Marino Garcia, the current CEO and President of Dianthus Therapeutics, and the current members of the Dianthus management team. Magenta Therapeutics, Inc. will be renamed “Dianthus Therapeutics, Inc.” and the corporate headquarters will be co-located in New York, NY and Waltham, MA. The merger agreement provides that the Board of Directors of the combined company will be composed of eight board members, including all six current Dianthus board members and two from Magenta. The transaction has been unanimously approved by the Board of Directors of each company and is expected to close in the third quarter of 2023, subject to customary closing conditions, including, the approvals by the stockholders of each company and other customary closing conditions.

Wedbush PacGrow is serving as lead financial advisor, Houlihan Lokey Financial Advisors is serving as co-financial adviser and Goodwin Procter LLP is serving as legal counsel to Magenta Therapeutics. Jefferies, Evercore ISI, Guggenheim Securities and Raymond James are serving as the placement agents to Dianthus Therapeutics, and Gibson, Dunn & Crutcher LLP is serving as legal counsel to Dianthus Therapeutics.

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Webcast Presentation

The companies will host a webcast presentation to discuss the proposed transaction as well as Dianthus’ platform and pipeline assets today, May 3, 2023, at 8:30 a.m. ET. The live webcast can be accessed on the Events & Presentations page of Magenta’s website or by using the participant webcast link. A webcast of the presentation and associated slides will be available on the Investors & Media section of Magenta’s website at https://investor.magentatx.com/ and a replay will be archived for one year following the presentation.

About Magenta Therapeutics

Magenta Therapeutics is a biotechnology company focused on improving stem cell transplantation.

About Dianthus Therapeutics

Dianthus Therapeutics is a clinical-stage biotechnology company dedicated to designing and delivering novel, best-in-class monoclonal antibodies with improved selectivity and potency over existing complement therapies. Based in New York City and Waltham, Mass., Dianthus is comprised of an experienced team of biotech and pharma executives who are leading the next generation of antibody complement therapeutics, aiming to deliver transformative medicines for people living with severe autoimmune diseases. Dianthus raised a $100 million Series A in April 2022 co-led by 5AM Ventures, Avidity Partners, and Fidelity Management & Research Company, with participation from additional investors including Wedbush Healthcare Partners and founding investors Fairmount, Tellus BioVentures, and Venrock Healthcare Capital Partners. To learn more, please visit www.dianthustx.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning Magenta, Dianthus, the proposed concurrent financing and the proposed merger between Magenta and Dianthus (“Proposed Transaction”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Magenta’s or Dianthus’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transaction and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to DNTH103, and any developments or results in connection therewith, including the target product profile of DNTH103; the anticipated timing of the results from those studies and trials; expectations regarding the use of proceeds and the time period over which Dianthus’ capital resources will be sufficient to fund its anticipated operations; expectations regarding the market and potential opportunities for complement therapies, in particular with respect to DNTH103; and the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “DNTH.” In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “aim,” “strategy,” “target,” “seek,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Magenta, Dianthus or the Proposed Transaction will be

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those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Magenta’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Magenta and Dianthus to consummate the transactions contemplated by the Proposed Transaction; risks related to Magenta’s continued listing on Nasdaq until closing of the Proposed Transaction and the combined company’s ability to remain listed following the Proposed Transaction; risks related to Magenta’s and Dianthus’ ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between Magenta and Dianthus; the effect of the announcement or pendency of the merger on Magenta’s or Dianthus’ business relationships, operating results and business generally; costs related to the merger; the outcome of any legal proceedings that may be instituted against Magenta, Dianthus or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Magenta or Dianthus to protect their respective intellectual property rights; competitive responses to the Proposed Transaction; unexpected costs, charges or expenses resulting from the Proposed Transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; legislative, regulatory, political and economic developments; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Forward-Looking Statements” in Magenta’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Magenta from time to time, any risk factors related to Magenta or Dianthus made available to you in connection with the Proposed Transaction, as well as risk factors associated with companies, such as Dianthus, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Magenta’s or Dianthus’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Magenta nor Dianthus undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Magenta or Dianthus.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

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NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This press release is not a substitute for the registration statement or for any other document that Magenta may file with the SEC in connection with the Proposed Transaction. In connection with the Proposed Transaction between Magenta and Dianthus, Magenta intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Magenta. MAGENTA URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAGENTA, DIANTHUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Magenta communicates with investors and the public using its website (www.magentatx.com), the investor relations website (https://investors.magentatx.com/) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transaction.

Participants in the Solicitation

Magenta, Dianthus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transaction. Information about Magenta’s directors and executive officers including a description of their interests in Magenta is included in Magenta’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Media Contact

Peg Rusconi, Verge Scientific Communications

prusconi@vergescientific.com

Magenta Contact

Investor@magentatx.com

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